SCHEDULE 14C
                                (Rule 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                           SCHEDULE 14C INFORMATION
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[x]  Preliminary information statement    [ ] Confidential, for Use of the
                                          Commission Only (as permitted by Rule
[ ]  Definitive information statement     14c-5(d)(2))


                        CENTENNIAL COMMUNICATIONS CORP.
------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Charter)

     Payment of Filing Fee (Check the appropriate box):

     [x]  No fee required.

     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-
          11.

     (1)  Title of each class of securities to which transaction applies:


     _________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:


     _________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     _________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:


     _________________________________________________________________

     (5)  Total fee paid:


     _________________________________________________________________

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     _________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:


     _________________________________________________________________

     (3)  Filing Party:


     _________________________________________________________________

     (4)  Date Filed:


     _________________________________________________________________











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

                        CENTENNIAL COMMUNICATIONS CORP.
                              1305 CAMPUS PARKWAY
                              NEPTUNE, NJ  07753




                                 June 16, 2000


Dear Stockholder:

          We have obtained the written consent of certain of our stockholders of record as of May 31, 2000 to approve an amendment to our Amended and Restated Certificate of Incorporation authorizing 10,000,000 shares of Preferred Stock, par value $.01 per share, which may be issued in series from time to time. This amendment would change the authorized shares of capital stock such that 10,000,000 shares would be Preferred Stock, par value $.01 per share, and 140,000,000 shares would be Common Stock, par value $.01 per share. The amendment will be reflected in a newly Amended and Restated Certificate of Incorporation. Our board of directors has also approved the amendment. Your consent is not required and is not being solicited in connection with these actions.

          Pursuant to Section 228 of the Delaware General Corporation Law, you are hereby being provided with notice of the approval of these actions by less than unanimous written consent of our stockholders. Pursuant to the Securities Exchange Act of 1934, with this letter you are being furnished an information statement relating to these actions.

                                    By Order of the Board of Directors


                                    /s/  Tony Wolk
                                    ------------------------------------
                                    Tony Wolk
                                    Vice President, General Counsel

                        CENTENNIAL COMMUNICATIONS CORP.
                              1305 CAMPUS PARKWAY
                              NEPTUNE, NJ  07753


                             INFORMATION STATEMENT

                                    GENERAL


          This information statement is being mailed on or about June 16, 2000 to holders of record as of May 31, 2000 of our common stock, par value $.01 per share (the "Common Stock"). This statement is furnished in connection with the taking of action by written consent of the holders of a majority of the outstanding shares of Common Stock approving an amendment to our Amended and Restated Certificate of Incorporation authorizing 10,000,000 shares of Preferred Stock, par value $.01 per share, which may be issued in series from time to time. This amendment would change the authorized shares of capital stock such that 10,000,000 shares would be Preferred Stock, par value $.01 per share, and 140,000,000 would be Common Stock, par value $.01 per share (the "Amendment"). The Amendment will be reflected in a newly Amended and Restated Certificate of Incorporation. THE COMPANY IS NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

          As of May 31, 2000, there were outstanding 94,343,211 shares of Common Stock held of record by 122 stockholders. Each share of Common Stock is entitled to one vote. The record date for purposes of the written consent to this action was May 31, 2000. However, because Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe VII, L.P. WCAS Capital Partners III, L.P., WCAS Information Partners, L.P., Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P. and Blackstone Family Investment Partnership III L.P. together hold at least a majority of the issued and outstanding shares of Common Stock and, therefore, had sufficient voting power to approve the Amendment through their ownership of our Common Stock, no other stockholder consents are being solicited and no stockholders' meeting is being held in connection with these actions.

                        SECURITIES OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS OF THE COMPANY

          The table below contains information regarding the beneficial ownership of our Common Stock as of May 31, 2000 by each stockholder who owns beneficially five percent or more of our Common Stock. Holders of Common Stock are entitled to one vote per share.

          As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date. The number of shares beneficially owned by each stockholder is determined according to the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under current rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. As a consequence, several persons may be deemed to be the "beneficial owners" of the same shares.

          Unless otherwise noted in the footnotes to this table, each of the stockholders named in this table has sole voting and investment power with respect to Common Stock shown as beneficially owned. The percentage ownership of each stockholder is calculated based on 94,343,211 shares of Common Stock outstanding on May 31, 2000.

                                                                   Beneficial                Percent of
                    Name and Address                          Ownership of Shares           Class Owned
                    ----------------                          -------------------           -----------
Welsh, Carson, Anderson & Stowe VIII, L.P.<F1>                     51,747,078                   55.0
WCAS Capital Partners III, L.P.<F1>                                4,879,521                    5.2
Blackstone Investors<F2>                                           28,172,043                   29.9
Thomas E. McInerney<F3>                                            56,626,599                   60.2

<F1>  The address for Welsh, Carson, Anderson & Stowe VIII, L.P., Mr. McInerney,
      Mr. de Nicola, Mr. Rupert and WCAS Capital Partners III, L.P. is 320 Park Avenue, Suite 2500, New York, New York 10022. Certain of the shares reflected as owned by Welsh, Carson, Anderson & Stowe VIII, L.P. are owned beneficially and of record by Welsh, Carson, Anderson & Stowe VII, L.P. (5,833,053) and WCAS Information Partners, L.P. (204,669), limited partnerships and corporations affiliated with Welsh, Carson, Anderson & Stowe VIII, L.P. Up to an aggregate 2,587,356 shares included as beneficially owned by Welsh, Carson, Anderson & Stowe VIII, L.P. are owned beneficially and of record by individuals who are members of the limited liability company that serves as its sole general partner, including Messrs. McInerney, deNicola and Rupert, and individuals employed by its investment advisor. Messrs. McInerney, deNicola and Rupert may be deemed to share beneficial ownership of the shares owned by Welsh, Carson, Anderson & Stowe VIII, L.P., and disclaim beneficial ownership of such shares except to the extent owned of record by them.

<F2>  The total number of shares beneficially owned by Blackstone Investors are owned by Blackstone CCC Capital Partners L.P. (22,413,222), Blackstone CCC Offshore Capital Partners L.P. (4,068,495) and Blackstone Family Investment Partnership III L.P. (1,690,326). Blackstone Management Association III L.L.C. ("BMA") is the general partner of each of these partnerships, and Messrs. Peter G. Peterson and Stephen A. Schwarzman, as the founding members of BMA, may be deemed to share, together with BMA, beneficial ownership of such shares. The address of the Blackstone Investors, BMA and Messrs. Peterson, Gallogly, Guffey and Schwarzman is c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154. Mr. Gallogly, who is a member of BMA, and Mr. Guffey, who is an employee of affiliates of BMA, disclaim beneficial ownership of such shares.

<F3>  Mr. McInerney, a director of the Company, owns of record 465,984 shares of Common Stock. Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe VII, L.P., WCAS Information Partners, L.P., WCAS Capital Partners III, L.P. and individuals who are members of the limited liability company that serves as Welsh, Carson, Anderson & Stowe VIII's general partner, affiliates of Mr. McInerney, own the remaining shares of common stock. Mr. McInerney disclaims beneficial ownership of such shares except to the extent owned of record by him.

                                      -6-


                                                                   Beneficial                Percent of
                    Name and Address                          Ownership of Shares           Class Owned
                    ----------------                          -------------------           -----------
Anthony J. de Nicola<F4>                                           56,626,599                   60.2
Rudolph E. Rupert<F5>                                              56,626,599                   60.2
Mark T. Gallogly<F6>                                               28,172,043                   29.9
Lawrence H. Guffey<F6>                                             28,172,043                   29.9


<F4>  Mr. de Nicola, a director of the Company, owns of record 40,932 shares of
      Common Stock. Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe VII, L.P., WCAS Information Partners, L.P., WCAS Capital Partners III, L.P., and individuals who are members of the limited liability company that serves as Welsh, Carson, Anderson & Stowe VIII's general partner, affiliates of Mr. deNicola, own the remaining shares of Common Stock. Mr. deNicola disclaims beneficial ownership of such shares except to the extent owned of record by him.

<F5>  Mr. Rupert, a director of the Company, owns of record 40,932 shares of
      Common Stock. Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe VII, L.P., WCAS Information Partners, L.P., WCAS Capital Partners III, L.P., and individuals who are members of the limited liability company that serves as Welsh, Carson, Anderson & Stowe VIII's general partner, affiliates of Mr. Rupert, own the remaining shares of Common Stock. Mr. Rupert disclaims beneficial ownership of such shares except to the extent owned of record by him.

<F6>  Messrs. Gallogly and Guffey, each directors of the Company, do not own of record any shares of Common Stock. Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Partners L.P. and Blackstone Family Investment Partnership III L.P., affiliates of Messrs. Gallogly and Guffey, own all of the shares of Common Stock. Messrs. Gallogly and Guffey disclaim beneficial ownership of such shares except to the extent owned of record by either of them.


BENEFICIAL OWNERSHIP BY MANAGEMENT

          The following table sets forth, as of June 5, 2000, certain information with respect to the beneficial ownership of shares of Common Stock of certain of our directors, our Chief Executive Officer, each of our other four most highly compensated executive officers (based on amounts reported as salary and bonus for the fiscal year ended May 31, 2000) and all directors, nominees for director and executive officers as a group. See "Principal Stockholders of the Company" for ownership by directors not listed below.

                                                                  Beneficial
                                                                 Ownership of               Percent of
                Name                                                Shares                 Class Owned
                ----                                             ------------              -----------
Michael J. Small                                                    483,750<F1>                 *
J. Stephen Vanderwoude                                                7,500<F2>                 *
John M. Scanlon                                                       4,500<F3>                 *
Phillip Mayberry                                                    135,000<F4>                 *
Thomas Cogar                                                         48,750<F5>                 *
Kari Jordan                                                         105,000<F6>                 *
Peter W. Chehayl                                                     93,750<F7>                 *
All directors and executive officers as a group                  85,967,154<F8>                92
(16 persons)
____________________
*    Less than 1%.

<F1>  Consists of 111,669 shares which Mr. Small owns directly and 372,081 shares which Mr. Small has the right to acquire pursuant to a stock option grant.

<F2>  Consists of 3,000 shares which Mr. Vanderwoude owns directly and 4,500 shares which Mr. Vanderwoude has the right to acquire pursuant to a stock option grant.

<F3>  Consists of 4,500 shares which Mr. Scanlon has the right to acquire pursuant to a stock option grant.

<F4>  Consists of 21,669 shares which Mr. Mayberry owns directly and 113,331 shares which Mr. Mayberry has the right to acquire pursuant to a stock option grant.

<F5>  Consists of 21,669 shares which Mr. Cogar owns directly and 27,081 shares which Mr. Cogar has the right to acquire pursuant to a stock option grant.

<F6>  Consists of 105,000 shares which Ms. Jordan has the right to acquire pursuant to a stock option grant.

<F7>  Consists of 44,169 shares which Mr. Chehayl owns directly and 49,581 shares which Mr. Chehayl has the right to acquire pursuant to a stock option grant.

<F8>  Consists of 85,000,830 shares owned directly by such persons and 966,324 shares which may be acquired by such persons pursuant to stock option grants.


                    AUTHORIZATION OR ISSUANCE OF SECURITIES
                          FOR OUTSTANDING SECURITIES
                          OTHERWISE THAN FOR EXCHANGE

          The terms of any series of Preferred Stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the board of directors from time to time. The Preferred Stock may be sold in multiple series, from time to time, either publicly under a registration statement filed with the Securities and Exchange Commission or privately pursuant to exemptions from the Securities Act of 1933, as amended. The purpose of authorizing the Preferred Stock is to provide the board of directors with more flexibility in raising capital for the Company in the future. Further authorization for the issuance of any Preferred Stock by a vote of security holders is not expected to be solicited prior to such issuance.


                   AMENDMENT TO CERTIFICATE OF INCORPORATION

          On June 5, 2000, our board of directors adopted resolutions authorizing, and on June 5, 2000 the holders of in excess of a majority of the outstanding shares of Common Stock approved, an amendment to our Amended and Restated Certificate of Incorporation authorizing 10,000,000 shares of Preferred Stock, par value $.01 per share, which may be issued in series from time to time. The Amendment would change the authorized shares of capital stock such that 10,000,000 shares would be Preferred Stock, par value $.01 per share, and 140,000,000 shares would be Common Stock, par value $.01 per share. The amendment will be reflected in a newly Amended and Restated Certificate of Incorporation of the Company.

          ON WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1999, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, AND THE QUARTERLY REPORTS FOR THE FIRST THREE FISCAL QUARTERS IN THE FISCAL YEAR ENDED MAY 31, 2000 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM TONY WOLK, VICE PRESIDENT, GENERAL COUNSEL, CENTENNIAL COMMUNICATIONS CORP., 1305 CAMPUS PARKWAY, NEPTUNE, NEW JERSEY 07753.

                                    By Order of the Board of Directors


                                    /s/  Tony Wolk
                                    ------------------------------------
                                    Tony Wolk
                                    Vice President, General Counsel

June 16, 2000